SUPPLEMENT DATED MAY 18, 2005
TO THE PROSPECTUS of
THE INTEGRITY FUNDS

Dated April 25, 2005

TO THE PROSPECTUS

I.         The table shown under the heading “High Income Composite Net Dollar Weighted Returns” on page 63 of the prospectus is replaced with the following:

High Income Composite
Net Dollar Weighted Returns

	High Income Composite	Lehman Brothers High Yield Composite Bond Index
1995:	14.83%	19.17%
1996:	10.87%	11.36%
1997:	12.77%	12.77%
1998:	-6.62%	1.87%
1999:	8.64%	2.30%
2000:	-5.18%	-5.86%
2001:	25.88%	5.28%
2002:	10.41%	-1.37%
2003:	39.12%	28.97%
2004:	13.91%	11.15%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE